UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 9, 2011

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, Blueknight Energy Partners, L.P. (the “Partnership”) previously entered into a Stipulation of Settlement (the “Stipulation”) to settle the consolidated securities class action litigation, In Re: SemGroup Energy Partners, L.P. Securities Litigation, Case No. 08-MD-1989-GKF-FHM (the “Class Action Litigation”), pending in the U.S. District Court for the Northern District of Oklahoma (the “Court”).  On June 9, 2011, the Court entered an order preliminarily approving, subject to further consideration at a settlement hearing, the proposed settlement pursuant to the Stipulation involving, among other things, a dismissal of the Class Action Litigation with prejudice.  The settlement hearing is currently scheduled for October 5, 2011 at 9:30 a.m. to determine whether the terms and conditions of the settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of the class and to consider whether to enter a final judgment approving the settlement in its entirety.  The description of the order and the Stipulation is qualified in its entirety by reference to the order and the Stipulation, which are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Stipulation of Settlement, dated May 3, 2011 (filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K, filed on May 6, 2011, and incorporated herein by reference).
10.2	—	Order Preliminarily Approving Settlement, U.S. District Court for the Northern District of Oklahoma, dated June 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: June 13, 2011	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Stipulation of Settlement, dated May 3, 2011 (filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K, filed on May 6, 2011, and incorporated herein by reference).
10.2	—	Order Preliminarily Approving Settlement, U.S. District Court for the Northern District of Oklahoma, dated June 9, 2011.